UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-07414

The Santa Barbara Group of Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

107 South Fair Oaks Boulevard, Suite 315, Pasadena, CA 91105

(Address of principal executive offices)

(Zip code)

Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

626-844-1440

Date of fiscal year end:  3/31/08

Date of reporting period:3/31/08

Item 1.  Reports to Stockholders.

SANTA BARBARA GROUP

OF MUTUAL FUNDS

THE PFW WATER FUND

THE MONTECITO FUND

ANNUAL REPORT

MARCH 31, 2008

PFW Water Fund

April 2008

Dear Fellow Shareholders of PFW Water Fund,

This, the March 31, 2008 Annual Report for the PFW Water Fund, actually encompasses 10 months for me as the Portfolio Manager of the Fund.  I became the Fund Portfolio Manager on June 1, 2007 and my first actions were to liquidate all of the positions in the former Fund and redirect the assets into a water industry focused investment portfolio.  Since June 1, 2007, the Fund has seen approximately $8 million in new investment capital and the formation of a portfolio that has consistently beaten the market averages, as measured by the Dow Jones Industrial Average and the Nasdaq Composite.  The Dow closed the period June 1, 2007 to March 31, 2008 down 10.01%, and the NASDAQ down 12.49%.  The Net Asset Value of the PFW Water Fund, in the same period of time went from $27.91 to $27.42, or down 1.75%.  Thus, on a comparable basis, we have significantly out-performed the market.  That notwithstanding, simply losing less than others is not a meaningful victory.  However, the PFW Water Fund is an investment fund, not a trading-oriented fund.  That is to say, we are investing capital in what we believe to be a long-term, high-growth oriented industry, with the anticipation of several years of wealth building potential.  Therefore, the relatively short time that has elapsed is not necessarily a fair period of time to measure performance, regardless of how well we have done.  Furthermore, as we view our charge, we are investing in companies, not stocks.  While stocks see price changes every day, companies rarely change every day.  In fact, the value of a company is the cumulative effect of days which turn into months, and into years.  The combined effect of a quarter or two, or three, tend to pale alongside of the span of years, which is the length of time a corporation is anticipated to exist.  In fact, a corporation, by definition, is anticipated to remain in effect for an infinite length of time from its formation.  Therefore, the period of merely one year is too short a period of time to measure performance.

The past year has seen markets periodically in turmoil, but there has been an ever-growing awareness of the importance of water.  More and more articles are appearing in the press speaking about a water crisis, water shortages, droughts, and “water becoming the new oil”.  All of those factors contribute to increasing attention to the precious nature of water.  Much of the investment activity has been directed at the opportunities anticipated as a consequence of a water crisis.  Be assured, we are indeed facing a crisis, and without action, this will be a crisis of epic proportions.  Fortunately, the water industry has the technology and companies with the capability to address this crisis.  Nonetheless, this is not really a crisis of availability of water, as we have as much water today as we did a million years ago.  Rather, we have a crisis stemming from a shortage of inexpensive water.  That is to say, all of the easily tapped sources of water, lakes, rivers, streams, have already been utilized.  What we are left with are more expensive sources such as the oceans, which require desalting and which tend to be a more expensive source of water.  Therefore, we believe significant investment opportunities are found in identifying the companies that have the technology, the processes, and capability to improve the quality of water and whose activities will help to mitigate the impact of the higher prices we anticipate.  We believe the confluence of all of the above-mentioned issues is what is creating the unusual investment potential we see in the water industry, and exactly what we are positioning the PFW Water Fund to take advantage of.  Regardless of how well we do in absolute or relative terms, we urge you to see the merit in investing in what is definitely a long-term, evolving story.

We cherish the enthusiasm you have in our vision for wealth-building and the opportunities we speak of in the dynamic and evolving water industry.  Last, but not least, we welcome your inquires, and encourage your investment in the PFW Water Fund.

Sincerely,

Neil D Berlant

Neil D. Berlant

Portfolio Manager

The Montecito Fund

April 2008

Dear Fellow Shareholders of The Montecito Fund,

It has been over two years now since SBG Capital Management, Inc. took over the portfolio management of the Fund on November 1st , 2005 with the net asset value per share being $10.09.  There have been $1.53 in distributions since then and as of March 31st, 2008 the net asset value was $10.32.  This has resulted in a total positive rate of return of $1.76 per share or 17.47% for the 29 months the portfolio has been under our direction.  Last year on March 31st, 2007 the Fund’s net asset value was $11.57.  In the last year we have had distributions of $0.9584 and a decline in Net Asset Value of $1.25 for a total negative total return of $0.2916 or – 2.88% for the trailing 12 months – the year this letter covers.  As of the March 31, 2008, the portfolio was invested 48% in Stocks, 29% in Real Estate, 18% in Fixed Income and held 5% in Cash.

In last September’s semi-annual report we had an opportunity to discuss the beginnings of the current difficulties in the credit markets.  We said then that there would be much financial pain to be endured by a number of homeowners in our country.  We are sorry that this is actually coming to pass and still believe that more difficulty is on the horizon for those who over extended and over leveraged themselves.  No act of Congress or workout plan is going to change the fact that a portion of our population has spent more than they have earned for a number of years.  The solution is to live within their means while simultaneously paying off their outstanding debt and saving something for the future.  Yes, that means they will have to do without a Starbucks fix on the way to work in the morning and other adjustments to their standard of living.  After all, they will not be able to work forever and will need something set aside.   In a way, the bad news that these people have not saved and will be forced to work well beyond the normal retirement age of 62 to 65 is a good thing – it means that the crisis with Social Security may be delayed a few extra years.  Keep in mind that this is a portion of our economy – not everyone.  However, it makes for great press and therefore will seem like it is the entire economy.

I am not pessimistic about the future.  After all, 5% unemployment is still 95% employment!  If we look to this time next year, I believe that we will have seen the bottoming of residential real estate prices in the second half of 2008 as well as the end of the economic recession we are in presently.  I know the economists cannot say we are in a recession at the moment because we have not yet had 2 quarters of declining GDP.  However, I am not an economist and I can see empirical signs that the economy is having trouble at the moment.  So I will say that if we are not in a recession, we are in a significant economic slowdown!    I also see a Federal Reserve that is acting prudently and with resolve to maintain liquidity and confidence in the financial markets.   As a long term investor I have every confidence that we will look back on this challenging time as one of opportunity.

We continue to be gratified that the volatility of our portfolio continues to be less than that of the S&P 500 and that we have been able to continue to raise the distribution level from the Fund.   History has shown that the compounding of interest and dividends is one of the most powerful keys to long term investment success.  We will continue to do our best to generate growing distributions that will be meaningful to our shareholders over time.

A quick review of the major factors that influenced your portfolio returns in all three major asset categories and then this year.

Equities

While the Standard and Poor’s 500 average has declined from 1420 to 1322 from March 30, 2007 to March 31, 2008 – a decline of 6.9% - that does not tell the whole story.  During the year the average got as high as 1565 on October 9, 2007.  There was a subsequent low of 1273 on March 10, 2008.  From peak to trough there was a decline of 292 points or 18.65%.  Yet if you look at the year over year numbers you would think the stock market has been remarkably resilient to the troubles in the credit markets.  But the general trend since the unfolding of tight credit markets has been for a decline in the equity markets.  And while our long term perspective is optimistic, we do believe that the bottoming process may take just a bit longer and will not be complete until normal liquidity has been restored to the major banks that lead our financial markets.   Why is our long term perspective optimistic?  Perhaps because corporate earnings in calendar year 2007 continued to increase at close to double digit rates.  Perhaps because the equity markets traditionally look forward and anticipate better times ahead.  Perhaps because the major index levels are about the same as in 1998 – a decade of time has passed while earnings, dividends and values have increased.  Perhaps because interest rates are so low and there is nowhere else to go with investment capital.  For these reasons, as well as confidence in the managements of the companies we are invested in, we are confident that the companies we own will continue to perform well and as they do, the markets will recognize that improved performance with higher prices in the future.  With the increasing dividend income we are receiving, we can afford to be patient long term investors.

Real Estate and Asset Based Securities

So much can be written here but let me be as brief as possible and refer you to our last semi-annual letter for a discussion of the credit markets.  We are invested in commercial real estate and not residential.  That is very important to keep in mind.  Last year the huge declines in values and the excess supply have predominately been on the residential side of real estate and not the commercial.  We believe that an investment must pay a competitive cash flow to us the investors; otherwise it is an expense and not an investment.  The commercial real estate we own, through publicly traded REITs, has rental income and cash flows that should sustain their values over time.  While there can be short term pricing inefficiencies at times, that constant income stream will be valued relative to other income investments in more normal environments.  This past year has been anything but normal though!  Last March 30th the REIT index was at 1,118 and on March 31, 2008 it was at 878 – a decline of over 21%.  Had there been a full one third of the portfolio in the Real Estate Sector, we would have reported some rather dismal overall performance numbers.  Fortunately, some of the valuation disciplines we have in place caused us to reduce our exposure to this sector a year ago.  In April of 2007 we were just under 20% invested in some of the higher yielding REITs.  While we must always maintain at least a 15% exposure to this sector, this one underweighting of the portfolio preserved value very significantly.

Presently there is a general lack of liquidity, even in the commercial real estate markets, as the banks and lenders work through their loan portfolios and ascertain what capital base they have that can be lent on even the best of credit risks.  Capitalization rates are at a very large spread to treasuries and we believe they will remain there until confidence is restored.  And at that point the valuations will come back to more normal levels.  We are still slightly underweighted in this sector with a weighting of just under 30%.  We will continue to be underweighted until we see transactions being consummated in the commercial sector.  As we see compelling value we shall continue to slowly increase our ownership.  And, while we are waiting for more sane valuation levels, we collect the cash flow!

Fixed Income

The last time we experienced runaway oil prices and a weak economy resulting from those price shocks was in the middle of the 1970’s.  That led to a period of stagflation which saw interest rates rise rapidly to historically high levels.  While I am not forecasting the return to those high interest rates, I see little reason to take long term risk in the fixed income markets for such a small difference in yield between the 2 year and the 30 year bonds.  Therefore, we have kept the average duration of our fixed income investments relatively short.  Where we have extended the maturities we have done so utilizing bonds that have inflation protection built into their structures.  The Federal Reserve has done a commendable job of keeping liquidity in the financial system and preventing, at several critical times, a debilitating lack of confidence.  The liquidity issues remain the greatest concern for not just the fixed income markets, but the economy as a whole.

The investing disciplines of the Fund dictate that we will be balanced with 15% to 50% in each of the three major asset classes – Stocks, Bonds, and Real Estate.  We shall follow those disciplines and add to them our own proprietary research and analytical tools that are the hall marks of our “common sense investing” for the long term.

Thank you for your continued confidence and the opportunity to manage the Fund.  We take very seriously our responsibility and will always endeavor to be responsive to your questions and concerns.  We welcome and encourage your comments as well.

Sincerely,

Blake T. Todd

Portfolio Manager

PFW Water Fund

Growth of $10,000

Performance Summary – For Periods Ended March 31, 2008

				Annualized
		5 Years	10 Years	Since
	1 Year	Annualized	Annualized	Inception*
PFW Water Fund: (1)
Class A Shares:
Without Sales Charge	3.75%	12.29%	N/A	11.79%
With Sales Charge (2)	(2.21)%	10.96%	N/A	11.09%
Class C Shares:
Without Sales Charge	2.65%	10.92%	7.16%	9.24%
With Sales Charge (3)	1.65%	10.92%	7.16%	9.24%
Class Y Shares	3.54%	12.06%	8.25%	10.32%
S&P 500 (4)	(5.08)%	11.32%	3.50%	6.90%

(1) Effective 6/1/07, the strategy of the PFW Water Fund (formerly Bender Growth Fund) changed and Neil Berlant assumed the role of Portfolio Manager.

(2) Adjusted for initial maximum sales charge of 5.75%.

(3) Adjusted for contingent deferred sales charge of 1% for redemptions occurring within one year of purchase.

(4) The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  Annualized since inception performance information is as of December 10, 1996.  The annualized since inception performance figure as of October 1, 1998 is 4.82%.

*Class C and Class Y commenced operations on December 10, 1996. Class A commenced operations on October 1, 1998.

Past performance is not predictive of future results and current performance may be lower or higher than the performance data quoted.  The Fund’s total operating expenses are 1.51% for Class A, 2.26% for Class C and 1.51% for Class Y.  The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

PFW Water Fund

Investment Performance For Periods Ended March 31, 2008

(1)

Performance figure shown here is representative of the period from December 10, 1996 through March 31, 2008.

(2)

Commenced operations October 1, 1998.

(3)

Commenced operations December 10, 1996.

  *

Adjusted for initial maximum sales charge of 5.75%.

 **

Adjusted for contingent deferred sales charge of 1%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

Top 10 Holdings*	% of Net Assets	Portfolio Composition*	% of Net Assets
Glacier Water Services, Inc.- Pfd, 9.0625%	5.00%	Water Supply	25.95%
Nalco Holding Co.	4.60%	Industrial Measurement Instruments	13.66%
Watts Water Technologies, Inc.	4.50%	Miscellaneous Manufacturing	9.56%
Southwest Water Co.	4.44%	Environmental Control	9.08%
Consolidated Water Co., Inc.	4.42%	Metal Fabricate	7.03%
Gorman-Rupp Co.	4.00%	Machinery-Diversified	5.18%
Mueller Water Products, Inc.	3.98%	Agriculture	4.21%
Cantel Medical Corp.	3.95%	Short-Term Investments	4.15%
Pentair, Inc.	3.93%	Healthcare-Products	3.95%
Hawkins, Inc.	3.92%	Chemicals	3.92%
		Special Industry Machinery	3.60%
		Farm & Machinery Equipment	2.85%
		Pharmaceutical Preparations	2.81%
		Crop Preparation Services	2.10%
		Biotechnology	1.55%
		Engineering & Construction	0.40%
		Household Products\Wares	0.02%
		Liabilities less Other Assets	(0.02)%
		Net Assets	100.00%

                                                                  *As of March 31, 2008.  Top ten holdings excludes short-term investments.

The Montecito Fund

Growth of $10,000

Performance Summary – For Periods Ended March 31, 2008

              Annualized

                        5 Years

                   Since

1 Year          Annualized

        Inception*

The Montecito Fund: (1)

Without Sales Charge

(2.88)%              9.09%                   3.10%

With Sales Charge (2)

(8.49)%              7.81%                   2.09%

S&P 500

(5.08)%            11.32%

        5.00%

60% S&P 500/40% Lehman Aggregate Bond                 (0.27)%              8.26%

        5.21%

(1) Effective November 1, 2005, the strategy of the Montecito Fund changed and Blake Todd assumed the role of Portfolio

      Manager.

(2) Adjusted for initial maximum sales charge of 5.75%.

*  The Montecito Fund commenced operations on April 15, 2002

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  The Lehman Aggregate Bond Index is an unmanaged market index representative of the U.S. taxable fixed income securities.

Past performance is not predictive of future results and current performance may be lower or higher than the performance data quoted.  The Fund’s total annual operating expenses are 1.21%.  The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

The Montecito Fund

Investment Performance For Periods Ended March 31, 2008

(1)

Performance figure shown here is representative of the period from April 15, 2002  to March 31, 2008.

(2)

Commenced operations April 15, 2002.

  *

Adjusted for initial maximum sales charge of 5.75%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

Top 10 Holdings*	% of Net Assets	Portfolio Composition*	% of Net Assets
U.S. TIP Bond, 1.750%, due 1/15/28	3.93%	Common Stock	52.45%
Apartment Inv & Mgmt Co.- Pfd, 7.75%	3.22%	Real Estate Investment Trusts	26.83%
Cherokee County GA Water & Sewage Authority,		U.S. Treasury Bonds	6.70%
7.00%, due 8/1/35	3.15%	U.S. Government Obligations	5.99%
Freddie Mac- Pfd, 5.00%	2.89%	Municipal Bond	3.15%
U.S. TIP Bond, 1.875%, due 7/15/15	2.76%	Mortgage Backed Securities	1.95%
FHLB, 5.625%, due 3/30/17	2.44%	Short-Term Investments	1.60%
McDonalds Corp.	2.42%	Other Assets Less Liabilities	1.33%
General Electric Co.	2.33%	Net Assets	100.00%
United Parcel Service, Inc.- Class B	2.30%
Kimberly Clark Corp.	2.08%

___________

*As of March 31, 2008.  Top ten holdings excludes short-term investments.

FHLB- Federal Home Loan Bank

TIP- Treasury Inflation Protected

The Santa Barbara Group of Mutual Funds
PFW Water Fund
SCHEDULE OF INVESTMENTS		March 31, 2008

		Market
Security	Shares	Value
COMMON STOCK -90.87%
Agriculture - 4.21%
Cadiz, Inc.*	23,561	$ 362,368
Tejon Ranch Co.*	10,000	373,200
		735,568
Biotechnology - 1.55%
Millipore Corp.*	4,000	269,640

Chemicals - 3.92%
Hawkins, Inc.	45,000	684,000

Crop Preparation Services - 2.10%
J.G. Boswell Co.	400	366,000

Engineering & Construction - 0.40%
Layne Christenen Co.*	2,000	70,040

Environmental Control - 9.08%
Calgon Carbon Corp.*	25,000	376,250
Met-Pro Corp.	36,100	405,042
Nalco Holding Co.	38,000	803,700
		1,584,992
Farm & Machinery Equipment - 2.85%
Toro Co.	12,000	496,680

Healthcare - Products - 3.95%
Cantel Medical Corp.*	65,000	690,300

Household Products\Wares - 0.02%
Eco-Safe Systems USA, Inc. *	10,000	4,000

Industrial Measurement Instruments - 13.66%
Badger Meter, Inc.	5,000	216,000
Itron, Inc.*	6,000	541,380
Mesa Laboratories, Inc.	24,004	513,686
O.I. Corp.	27,805	328,099
Watts Water Technologies, Inc.	28,000	784,840
		2,384,005

The accompanying notes are an integral part to financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2008

		Market
Security	Shares	Value
Machinery - Diversified - 5.18%
Gorman-Rupp Co.	21,250	$ 698,912
Lindsay Corp.	2,000	204,940
		903,852
Metal Fabricate - 7.03%
Mueller Water Products, Inc.	85,000	695,300
Northwest Pipe Co.*	12,500	531,125
		1,226,425
Miscellaneous Manufacturing - 9.56%
Ameron International Corp.	4,250	397,503
Crane Co.	14,500	585,075
Pentair, Inc.	21,500	685,850
		1,668,428
Pharmaceutical Preparations - 2.81%
Pall Corp.	14,000	490,980

Special Industry Machinery - 3.60%
Entegris, Inc.*	87,500	629,125

Water Supply - 18.53%
American States Water Co.	2,500	90,000
Aqua America, Inc.	27,500	516,450
Artesian Resources Corp.	3,500	64,855
California Water Services Group	16,500	629,475
Consolidated Water Co., Inc.- ADR	35,000	771,050
Pennichuck Corp.	1,392	32,155
SJW Corp.	10,000	285,900
Southwest Water Co.	70,000	774,900
Veolia Environnement- ADR	1,000	69,930
		3,234,715
Water Treatment Services - 2.42%
WorldWater & Solar Technologies Corp.*	330,000	422,400

TOTAL COMMON STOCK
(Cost - $16,768,399)		15,861,150

The accompanying notes are an integral part to financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2008

		Market
Security	Shares	Value
PREFERRED STOCK - 5.00%
Water Supply - 5.00%
Glacier Water Services, Inc., 9.0625%
TOTAL PREFERRED STOCK	35,650	$ 873,425
(Cost - $878,052)

SHORT TERM INVESTMENT - 4.15%
Bank of New York Hamilton Fund- Premier Shares, 2.91% (a)	724,441	724,441
(Cost - $724,441)

Total Investments - 100.02%
(Cost - $18,370,892)		17,459,016
Liabilities in Excess of Cash and Other Assets - (0.02%)		(2,740)
NET ASSETS - 100.00%		$ 17,456,276
*Non-income producing security
(a) Rate shown is the rate in effect at March 31, 2008

The accompanying notes are an integral part to financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS		March 31, 2008

		Market
Security	Shares	Value
COMMON STOCK - 49.56%
Beverages - 2.83%
Anheuser-Busch Companies, Inc.	3,000	$ 142,350
PepsiCo, Inc.	3,000	216,600
		358,950
Building Materials - 0.62%
Cemex SA de CV- ADR*	3,000	78,360

Chemicals - 1.03%
Ecolab, Inc.	3,000	130,290

Closed-End Funds - 1.20%
ING Clarion Global Real Estate	5,000	70,650
RMR Asia Pacific Estate Fund	5,900	82,305
		152,955
Commercial Services - 2.96%
Macquarie Infrastructure Co.	7,000	203,910
Paychex, Inc.	5,000	171,300
		375,210
Conglomerates - 2.33%
General Electric Co.	8,000	296,080

Consumer Products - 2.08%
Kimberly-Clark Corp.	4,100	264,655

Cosmetics - 1.10%
Procter & Gamble Co.	2,000	140,140

Enviromental Control- 1.14%
Mine Safety Appliances Co.	3,500	144,165

Food - 3.62%
H.J. Heinz Co.	3,000	140,910
Hershey Foods Corp.	1,000	37,670
Kraft Foods, Inc.	3,000	93,030
Nestle SA -ADR	1,000	125,436
William Wrigley Jr. Co.	1,000	62,840
		459,886

The accompanying notes are an integral part to financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2008

		Market
Security	Shares	Value
Healthcare-Products - 0.16%
United-Guardian, Inc.	2,000	$ 20,480

Insurance - 2.56%
21st Century Holding Co.	20,000	256,200
Safety Insurance Group, Inc.	2,000	68,260
		324,460
Investment Management - 3.48%
American Capital Strategies, Ltd.	3,000	102,480
Greenhill & Co., Inc.	2,000	139,120
T. Rowe Price Group, Inc.	4,000	200,000
		441,600
Media - 0.29%
The McGraw-Hill Companies, Inc.	1,000	36,950

Medical - 5.91%
Abbott Laboratories	4,000	220,600
Eli Lilly and Co.	2,500	128,975
Johnson & Johnson	4,000	259,480
Roche Holding AG - ADR	1,500	141,727
		750,782
Office Supplies - 1.55%
Avery Dennison Corp.	4,000	197,000

Oil & Gas - 8.13%
BP PLC - ADR	2,000	121,300
ChevronTexaco Corp.	2,500	213,400
Enerplus Resources Fund	4,000	173,600
Pengrowth Energy Trust - Class A	10,000	191,000
Penn West Energy Trust	6,000	167,880
Petrochina Co. Ltd. - ADR	500	62,655
Petroleo Brasileiro SA - ADR	1,000	102,110
		1,031,945
Retail - Restaurants - 2.42%
McDonalds Corp.	5,500	306,735

Semiconductor - 1.33%
Intel Corp.	8,000	169,440

The accompanying notes are an integral part to financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2008

		Market
Security	Shares	Value
Software - 1.13%
Microsoft Corp.	4,000	$ 113,520
Quality Systems, Inc.	1,000	29,870
		143,390
Textiles - 1.39%
JG Boswell Co.	193	176,595

Transportation - 2.30%
United Parcel Service, Inc. - Class B	4,000	292,080

TOTAL COMMON STOCK
(Cost - $6,145,301)		6,292,148

PREFERRED STOCK - 2.89%
U.S Government Agency - 2.89%
Freddie Mac, 5.00%	10,810	367,540
TOTAL PREFERRED STOCK
(Cost - $410,643)

REAL ESTATE INVESTMENT TRUSTS - 26.83%
Apartments - 4.51%
Apartment Investment & Management Co.	1,064	38,102
Apartment Investment & Management Co. - Preferred, 7.75%	18,090	409,377
Education Realty Trust, Inc.	10,000	125,700
		573,179
Diversified - 5.78%
Entertainment Properties Trust - Convertible Preferred, 5.75%	11,000	218,295
Gladstone Commercial Corp.	5,000	77,750
Investors Real Estate Trust	11,000	107,580
Lexington Realty Trust	10,000	144,100
Lexington Realty Trust - Convertible Preferred, 6.50%	5,000	186,250
		733,975
Health Care - 4.45%
Health Care REIT, Inc. - Convertible Preferred, 7.50%	7,200	234,000
Medical Properties Trust, Inc.	20,000	226,400
Nationwide Health Properties, Inc.	1,000	33,750
Senior Housing Property Trust	3,000	71,100
		565,250

The accompanying notes are an integral part to financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2008

		Market
Security	Shares	Value
Hotels - 0.22%
Ashford Hospitality Trust	5,000	$ 28,400

Manufactured Homes - 1.37%
Sun Communities	6,500	133,250
UMH Properties, Inc.	4,000	39,920
		173,170
Mortgage - 1.62%
Anthracite Capital, Inc. - Preferred, 9.375%	3,440	55,900
Northstar Realty Finance Corp. - Preferred, 8.25%	10,000	132,500
Thornburg Mortgage, Inc. - Preferred, 8.00%	4,000	17,720
		206,120
Office Property - 2.67%
HRPT Properties Trust	23,000	154,790
HRPT Properties Trust - Convertible Preferred, 6.50%	7,000	126,700
Maguire Properties, Inc.	4,000	57,240
		338,730
Single Tenants - 1.01%
Realty Income Corp.	5,000	128,100

Storage - 1.85%
Sovran Self Storage, Inc.	5,500	234,905

Warehouse - 3.35%
First Industrial Realty Trust, Inc.	5,000	154,450
First Potomac Realty Trust, Inc.	2,000	30,740
Monmouth Real Estate Investment Corp. - Class A	30,000	240,000
		425,190
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost - $3,820,466)		3,407,019

	Principal
MUNICIPAL BOND - 3.15%	Amount
Cherokee County, GA - Water & Sewage Authority Rev, FSA,
7.00% due 8/1/35
(Cost - $400,000)	$ 400,000	400,000

The accompanying notes are an integral part to financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2008

	Principal	Market
Security	Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.99%
Fannie Mae, 2.65%, due 6/30/08	$ 200,000	$ 200,095
Fannie Mae, 4.00%, due 12/9/11	250,000	250,713
Federal Home Loan Bank, 5.625%, due 3/30/17	300,000	309,645
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		760,453
(Cost - $739,077)

U.S. TREASURY BONDS - 6.70%
U.S. Treasury TIP Bond, 1.875%, due 7/15/15	300,000	351,042
U.S. Treasury TIP Bond, 1.750%, due 1/15/28	500,000	499,136
TOTAL U.S. TREASURY BONDS
(Cost - $825,397)		850,178

MORTGAGE BACKED SECURITIES - 1.95%
Freddie Mac REMIC, 5.75%, due 7/15/35	242,720	247,101
(Cost - $243,292)

SHORT TERM INVESTMENT - 1.60%	Shares
Bank of New York Hamilton Fund- Premier Shares, 2.91% (a)	203,538	203,538
(Cost - $203,538)

Total Investments - 98.67%
(Cost - $12,787,714)		12,160,437
Other Assets in Excess of Liabilities - 1.33%		536,625
NET ASSETS - 100.00%		$ 12,697,062

*Non-Income Producing Security
ADR- American Depositary Receipt
FSA- Financial Security Assurance
REIT- Real Estate Investment Trust
REMIC- Real Estate Mortgage Investment Conduit
TIP- Treasury Inflation Protected
(a) Rate shown is the rate in effect at March 31, 2008

The accompanying notes are an integral part to financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES	March 31, 2008

PFW	Montecito
Water Fund	Fund
Assets:
Investments in Securities at Market Value
(Identified cost $18,370,892 and $12,787,714,
respectively) (Note 2)	$ 17,459,016	$ 12,527,977
Receivables:
Securities Sold	-	170,668
Securities Sold	Capital Stock Sold	36,471	-
Dividends and Interest	21,958	59,568
Other Assets	2,609	-
Total Assets	17,520,054	12,758,213

Liabilities:
Payable for Securities Purchased	28,226	-
Capital Stock Redeemed	-	43,442
Dividends Payable	-	284
Accrued Distribution Fees (Note 5)	17,499	7,309
Due to Custodian	-	66
Due to Advisor (Note 3)	7,221	3,209
Accrued Service Fees	10,832	6,841
Total Liabilities	63,778	61,151

Net Assets	$ 17,456,276	$ 12,697,062

Class A Shares and Montecito Fund Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 396,833 and 1,230,118 shares
outstanding, respectively)	$ 10,882,371	$ 12,697,062

Net Asset Value and Redemption Price Per Class A Share
($10,882,371/396,833 shares and $12,697,062/1,230,118 shares,
respectively)	$ 27.42	$ 10.32

Offering Price Per Share ($27.42/0.9425 and
$10.32/0.9425, respectively)	$ 29.09	$ 10.95

The accompanying notes are an integral part to financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)	March 31, 2008

PFW	Montecito
Water Fund	Fund
Class Y Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 101,948 shares outstanding)	$ 2,956,878

Net Asset Value, Offering and Redemption Price Per
Class Y Shares ($2,956,878/101,948 shares)	$ 29.00

Class C Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 139,525 shares outstanding)	$ 3,617,027

Net Asset Value and Offering Price Per Class C Share
($3,617,027/139,525 shares)	$ 25.92

Redemption Price Per Share ($25.92 X 0.99)*	$ 25.66

Composition of Net Assets:
At March 31, 2008, Net Assets consisted of:
Paid-in-Capital	$ 28,933,949	$ 13,140,389
Accumulated Net Investment Income	27,142	-
Accumulated Net Realized Losses From
Security Transactions	(10,592,939)	(183,590)
Net Unrealized Depreciation on Investments	(911,876)	(259,737)
Net Assets	$ 17,456,276	$ 12,697,062
________________
* For redemptions of Class C shares occurring within one year of purchase.

The accompanying notes are an integral part to financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF OPERATIONS	For the Year Ended March 31, 2008

	PFW	Montecito
	Water Fund	Fund
Investment Income:
Dividend Income (net of $0 and $1,245 foreign taxes,
respectively)	$ 142,816	$ 393,105
Interest Income	157,247	191,066
Total Investment Income	300,063	584,171

Expenses (Notes 3 and 5):
Investment Advisory Fees	69,662	38,731
Service Fees-Class A	50,275	82,627
Service Fees-Class Y	38,394	-
Service Fees-Class C	49,088	-
Distribution Fees-Class A	15,889	32,276
Distribution Fees-Class Y	8,662	-
Distribution Fees-Class C	40,951	-
Total Expenses	272,921	153,634
Net Investment Income	27,142	430,537

Net Realized and Unrealized Gain (Loss)
on Investments (Note 4):
Net Realized Gains (Losses) From Security Transactions	4,321,255	60,291
Distributions of Realized Gains by
Other Investment Companies	-	11,306
Net Change in Net Unrealized Depreciation
on Investments	(4,269,058)	(904,723)
Net Realized and Unrealized Gain (Loss) on Investments	52,197	(833,126)

Net Increase (Decrease) in Net Assets
Resulting From Operations	$ 79,339	$ (402,589)

The accompanying notes are an integral part to financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2008	March 31, 2007

Operations:
Net Investment Income (Loss)	$ 27,142	$ (479,725)
Net Realized Gains From Security Transactions	4,321,255	5,134,622
Net Change in Unrealized Depreciation
on Investments	(4,269,058)	(6,526,677)
Net Increase (Decrease) in Net Assets
Resulting From Operations	79,339	(1,871,780)

Capital Share Transactions:
Class A:
Proceeds from Shares Issued
(352,379 and 5,024 shares, respectively)	10,003,172	128,877
Cost of Shares Redeemed
(24,212 and 49,013 shares, respectively)	(678,261)	(1,242,835)
Total Class A Transactions	9,324,911	(1,113,958)

Class Y:
Proceeds from Shares Issued
(15,628 and 2,278 shares, respectively)	471,879	62,180
Cost of Shares Redeemed
(77,897 and 108,507 shares, respectively)	(2,298,914)	(2,926,390)
Total Class Y Transactions	(1,827,035)	(2,864,210)

Class C:
Proceeds from Shares Issued
(20,919 and 4,039 shares, respectively)	569,481	101,208
Cost of Shares Redeemed
(71,502 and 290,124 shares, respectively)	(1,904,627)	(7,106,545)
Total Class C Transactions	(1,335,146)	(7,005,337)

Net Increase (Decrease) in Net Assets From
Capital Share Transactions	6,162,730	(10,983,505)

The accompanying notes are an integral part to financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	March 31, 2008	March 31, 2007

Total Increase (Decrease) in Net Assets	$ 6,242,069	$ (12,855,285)

Net Assets:
Beginning of Year	11,214,207	24,069,492
End of Year*	$ 17,456,276	$ 11,214,207

*Includes accumulated undistributed
net investment income of:	$ 27,142	$ -

The accompanying notes are an integral part to financial statements.

The Santa Barbara Group of Mutual Funds
Montecito Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2008	March 31, 2007

Operations:
Net Investment Income	$ 430,537	$ 216,935
Net Realized Gains (Losses) From Security Transactions	60,291	492,361
Distributions of Realized Gains by
Other Investment Companies	11,306	33,138
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(904,723)	357,109
Net Increase (Decrease) in Net Assets
Resulting From Operations	(402,589)	1,099,543

Distributions to Shareholders From:
Net Investment Income ($0.38 and $0.25
per share, respectively)	(430,537)	(217,352)
Net Realized Capital Gains ($0.51 and $0.23
per share, respectively)	(590,740)	(207,697)
Return of Capital ($0.07 and $0.00 per share, respectively)	(83,072)	-
	(1,104,349)	(425,049)
Capital Share Transactions:
Proceeds from Shares Issued
(160,587 and 393,010 shares, respectively)	1,865,005	4,419,557
Reinvestment of Dividends
(99,790 and 35,148 shares, respectively)	1,096,485	401,305
Cost of Shares Redeemed
(65,686 and 75,749 shares, respectively)	(741,901)	(843,948)

Net Increase in Net Assets From
Capital Share Transactions	2,219,589	3,976,914

Total Increase in Net Assets	712,651	4,651,408

Net Assets:
Beginning of Year	11,984,411	7,333,003
End of Year*	$ 12,697,062	$ 11,984,411

*Includes accumulated undistributed
net investment income of:	$ -	$ -

The accompanying notes are an integral part to financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	PFW Water Fund- Class A Shares

	For the Year Ended March 31,
	2008	2007	2006	2005	2004

Net Asset Value,
Beginning of Year	$ 26.43	$ 27.92	$ 22.89	$ 23.40	$ 15.36

Income (Loss) From Operations:
Net investment income (loss)	0.18	(0.45)	(0.44)	(0.38)	(0.36)
Net gain (loss) from securities
(both realized and unrealized)	0.81	(1.04)	5.47	(0.13)	8.40
Total from operations	0.99	(1.49)	5.03	(0.51)	8.04

Net Asset Value,
End of Year	$ 27.42	$ 26.43	$ 27.92	$ 22.89	$ 23.40

Total Return (b)	3.75%	(5.34)%	21.97%	(2.18)%	52.34%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 10,882	$ 1,815	$ 3,146	$ 3,773	$ 5,110
Ratio of expenses
to average net assets	1.54%	1.86%	1.85%	1.85%	1.85%
Ratio of net investment income (loss)
to average net assets	0.65%	(1.78)%	(1.76)%	(1.68)%	(1.73)%
Portfolio turnover rate	111.84%	13.67%	26.98%	13.44%	12.68%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.

The accompanying notes are an integral part to financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	PFW Water Fund- Class Y Shares

	For the Year Ended March 31,
	2008	2007	2006	2005	2004

Net Asset Value,
Beginning of Year	$ 28.01	$ 29.70	$ 24.40	$ 24.98	$ 16.41

Income (Loss) From Operations:
Net investment income (loss)	0.07	(0.57)	(0.53)	(0.44)	(0.42)
Net gain (loss) from securities
(both realized and unrealized)	0.92	(1.12)	5.83	(0.14)	8.99
Total from operations	0.99	(1.69)	5.30	(0.58)	8.57

Net Asset Value,
End of Year	$ 29.00	$ 28.01	$ 29.70	$ 24.40	$ 24.98

Total Return (b)	3.54%	(5.69)%	21.72%	(2.32)%	52.22%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 2,957	$ 4,599	$ 8,031	$ 12,009	$ 18,735
Ratio of expenses
to average net assets	1.85%	2.22%	2.07%	1.99%	1.97%
Ratio of net investment income (loss)
to average net assets	0.25%	(2.13)%	(1.99)%	(1.82)%	(1.85)%
Portfolio turnover rate	111.84%	13.67%	26.98%	13.44%	12.68%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.

The accompanying notes are an integral part to financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	PFW Water Fund- Class C Shares

	For the Year Ended March 31,
	2008	2007	2006	2005	2004

Net Asset Value,
Beginning of Year	$ 25.25	$ 27.07	$ 22.48	$ 23.25	$ 15.44

Income (Loss) From Operations:
Net investment loss	(0.15)	(0.78)	(0.74)	(0.64)	(0.61)
Net gain (loss) from securities
(both realized and unrealized)	0.82	(1.04)	5.33	(0.13)	8.42
Total from operations	0.67	(1.82)	4.59	(0.77)	7.81

Net Asset Value,
End of Year	$ 25.92	$ 25.25	$ 27.07	$ 22.48	$ 23.25

Total Return (b)	2.65%	(6.72)%	20.42%	(3.31)%	50.58%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 3,617	$ 4,800	$ 12,893	$ 14,294	$ 17,263
Ratio of expenses
to average net assets	2.70%	3.31%	3.11%	3.03%	3.02%
Ratio of net investment loss
to average net assets	(0.57)%	(3.22)%	(3.02)%	(2.86)%	(2.90)%
Portfolio turnover rate	111.84%	13.67%	26.98%	13.44%	12.68%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.

The accompanying notes are an integral part to financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Montecito Fund

	For the Year Ended March 31,
	2008	2007	2006	2005	2004

Net Asset Value,
Beginning of Year	$ 11.57	$ 10.74	$ 10.24	$ 10.01	$ 7.69

Income (Loss) From Operations:
Net investment income	0.38	0.26	0.19	0.04	-
Net gain (loss) from securities
(both realized and unrealized)	(0.67)	1.05	0.40	0.19	2.37
Total from operations	(0.29)	1.31	0.59	0.23	2.37

Distributions to shareholders from
Net investment income	(0.38)	(0.25)	(0.09)	-	(0.05)
Net realized capital gains	(0.51)	(0.23)	-	-	-
Return of capital	(0.07)	-	-	-	-
Total distributions	(0.96)	(0.48)	(0.09)	-	(0.05)

Net Asset Value,
End of Year	$ 10.32	$ 11.57	$ 10.74	$ 10.24	$ 10.01

Total Return (b)	(2.88)%	12.33%	5.82%	2.30%	30.83%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 12,697	$ 11,987	$ 7,333	$ 178	$ 192
Ratio of expenses
to average net assets	1.19%	1.19%	1.19%	1.19%	1.19%
Ratio of net investment loss
to average net assets (c)	3.33%	2.42%	1.82%	0.39%	0.05%
Portfolio turnover rate	70.72%	33.37%	68.05%	120.02%	290.23%
__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for periods less than one year are not annualized.
(c) Recognition of net investment income (loss) is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part to financial statements.

NOTES TO FINANCIAL STATEMENTS                                             March 31, 2008

1.

ORGANIZATION

The Santa Barbara Group of Mutual Funds, Inc. (the “Company”), was organized as a Maryland corporation under Articles of Incorporation dated December 30, 1992.  The Company is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company with two diversified funds: the PFW Water Fund (formerly known as the Bender Growth Fund) and the Montecito Fund (collectively the “Funds”).   The PFW Water Fund offers three classes of shares, Class A, Class Y and Class C.  Class A shares commenced operations on October 1, 1998; Class C and Class Y Shares commenced operations on December 10, 1996.  Class A shares are sold with a front-end sales charge.   Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.   Class Y shares are offered continuously at net asset value.   The Montecito Fund commenced operations on April 15, 2002 and offers a single class of shares sold with a front-end sales charge.   The investment objective of each Fund is long-term growth of capital.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Security Valuation – Investment securities which are listed on a national securities exchange or on the NASDAQ National Market System for which market quotations are available are valued by an independent pricing service as of the close of business on the date of valuation.  The pricing service generally uses the last reported sale price for exchange traded securities, and the NASDAQ official closing price (NOCP) for NASDAQ traded securities.  Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were not sales on the date of valuation are valued at the most recent bid price.

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund's adviser or sub-adviser ("Fair Value" Pricing), subject to review by the Board of Directors.  Some of the general factors that the adviser or sub-adviser should consider in determining a valuation method for an individual issue of securities for which no market quotations are readily available include, but shall not be limited to:  the fundamental analytical data relating to the investment; the nature and duration of restrictions (if any) on disposition of the securities; and evaluation of the forces that influence the market in which these securities are purchased or sold. There were no securities which were Fair Valued as of March 31, 2008.

Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.

NOTES TO FINANCIAL STATEMENTS  (Continued)                            March 31, 2008

SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  At this time management does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Security Transactions and Investment Income – Security transactions are accounted for on the trade date of the security purchase or sale.  In determining the net realized gain or loss from the sales of securities, the cost of securities sold is determined on the identified cost basis.  Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities held by a Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

Federal Income Taxes – The Funds have complied and will continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

Effective September 30, 2007, the Company adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  Management reviewed the tax positions in open tax years 2005 through 2008 and determined that the implementation of FIN 48 had no impact on the Funds’ net assets or results of operations.  As of and during the period ended March 31, 2008, the Funds did not have a liability for unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the period, the Funds did not incur any interest or penalties.

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the applicable Fund based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the applicable Fund.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  Any net realized capital gains on sales of securities are distributed annually.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles.  To the extent these book/tax differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

NOTES TO FINANCIAL STATEMENTS  (Continued)                                                  March 31, 2008

Net Asset Value Per Share – The net asset value per share of each Fund is calculated each business day by dividing the total value of each Fund’s assets, less  liabilities, by the number of shares outstanding.  A sales charge may apply when purchasing PFW Water Fund’s Class A shares or Montecito Fund’s shares. The PFW Water Fund’s Class C shares redeemed within one year of purchase may be subject to a contingent deferred sales charge equal to one-percent.

Use of Estimates in the Preparation of Financial Statements – The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification – The Company indemnifies its officers and directors for certain liabilities that may arise from the performance of their duties to the Company.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred.  However, based on experience, the Company expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to the investment advisory agreements, investment advisory services are provided to the Company by SBG Capital Management, Inc. (the “Fund Manager”). Under the terms of the investment advisory agreements (the “Advisor Agreements”), the Fund Manager furnishes continuing investment supervision to the Funds and is responsible for the management of the Funds’ portfolios.  The responsibility for making decisions to buy, sell or hold a particular security for a Fund rests with the Fund Manager, subject to review by the Board of Directors.  Under the Advisor Agreements, the Fund Manager receives monthly fees calculated at the annual rates of 0.50% of the average daily net assets of the PFW Water Fund and the Fund Manager receives monthly fees calculated at the annual rates of 0.30% of the first $100 million and 0.25% of the average daily net assets over $100 million of the Montecito Fund.   For the year ended March 31, 2008, the Fund Manager received advisory fees of $69,662 and $38,731 from the PFW Water Fund and Montecito Fund, respectively.

Prior to June 1, 2007, the PFW Water Fund was known as the Bender Growth Fund and was sub-advised by Robert Bender & Associates, Inc. ("Bender & Associates").  Pursuant to a sub-advisory agreement then in place, Bender & Associates was entitled to receive a monthly fee at an annual rate of 0.40% of the Fund’s average daily net assets from the Fund Manager.  Bender & Associates had agreed that no monthly fees would be paid to Bender & Associates for the first $10 million in average daily net assets.  Bender & Associates and the Fund later agreed that, effective August 1, 2005, Bender & Associates would receive a monthly fee at an annual rate of 0.30% of the Fund's aggregate daily net assets greater than $10,000,000.

NOTES TO FINANCIAL STATEMENTS  (Continued)                                                  March 31, 2008

The sub-advisory agreement between the Fund Manager and Bender & Associates was not renewed and the Fund Manager began managing the Fund without a sub-advisor on June 1, 2007.

The Company and the Fund Manager have entered into a distribution agreement with Capital Research Brokerage Services, LLC, an affiliate of the Fund Manager, to serve as national distributor (the “Distributor”). The Distributor selects brokers and other financial professionals to sell shares of the Funds and coordinate their marketing efforts. For the distribution and distribution support services provided by the Distributor pursuant to the terms of the agreement, the Fund Manager pays the distributor, on the last day of each month, an annual fee of $8,400, such fee to be paid in equal monthly installments of $700.  For the year ended March 31, 2008, the Distributor received approximately $70,673 in commissions from the sale of fund shares.

Under the terms of an Operating Service Agreement, the Fund Manager provides, or arranges to provide, day-to-day operational services to the Funds. Under the terms of the Operating Service Agreement, the PFW Water Fund pays the Fund Manager a monthly fee calculated at the annual rate of 0.75% of average daily net assets.  Prior to August 1, 2007, the PFW Water Fund paid the Fund manager the following fees:  1.10% annually on Class A net assets; 2.00% annually on Class Y net assets up to $2.5 million, then 1.10% annually on net assets above $2.5 million; and 2.00% annually on Class C net assets up to $7.5 million, then 1.10% annually on net assets above $7.5 million.  For the year ended March 30, 2008, The Fund Manager received service fees of $137,757 from the PFW Water Fund.  Under the terms of the Operating Service Agreement, the Montecito Fund  pays the Fund Manager a monthly fee calculated at the annual rate of 0.64% of average daily net assets.  For the year ended March 31, 2008, the Fund Manager received service fees of $82,627 from the Montecito Fund.

Gemini Fund Services, LLC (“GFS”) serves as administrator and provides accounting services to the Funds pursuant to an administration agreement.  Under terms of such agreement, GFS is paid an annual fee which is computed daily and payable monthly, based on a percentage of average daily net assets, subject to certain minimums.  The Company and GFS are also parties to a servicing agreement, under which GFS provides transfer agency and dividend disbursing services for the Funds.  Pursuant to the terms of the Operating Service Agreement, the Advisor pays all service fees to GFS.

The Company and The Bank of New York (the “Custodian”) are parties to a custodial agreement (the “Custody Agreement’) under which the Custodian holds cash, securities and other assets of the Funds as required by the Act.  The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.  GFS serves as the custody administrator to the Funds pursuant to the terms of the Custody Agreement.  For providing such services, GFS receives a monthly fee based upon an annual percentage rate of a Fund’s assets, subject to certain minimums, plus certain transactional charges.  Pursuant to the terms of the Operating Service Agreement, the Fund Manager is responsible for paying the custody fees to GFS.

Pursuant to a service agreement with the Company, Fund Compliance Services, LLC (“FCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Company, including related administrative support.  Under the terms of such agreement, FCS is paid an annual fee, payable quarterly, and is

 NOTES TO FINANCIAL STATEMENTS (Continued)                  March 31,2008

reimbursed for out-of-pocket expenses.  Pursuant to the terms of the Operating Service Agreement, FCS is paid by the Fund Manager.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  Pursuant to the terms of the Operating Service Agreement, GemCom is paid by the Fund Manager.

John P. Odell and Steven W. Arnold are officers and directors of the Fund Manager, the Distributor and the Company.  They are also the co-owners of RBA Client Services, LLC, a firm that previously provided marketing services to Bender & Associates.   Bender & Associates paid RBA Client Services, LLC an ongoing asset-based fee for all advisory client relationships established as a result of the marketing efforts of RBA Client Services, LLC.  Certain officers and/or trustees of the Advisor and FCS are also officers/directors of the Company.

4.

INVESTMENT TRANSACTIONS

The cost of securities purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2008 were as follows:

	Purchases	Sales
PFW Water Fund	$18,420,927	$12,712,284
Montecito Fund	10,584,419	8,785,985

As of March 31, 2008, net unrealized appreciation and depreciation on investment securities for federal income tax purposes were as follows:

	Appreciation	Depreciation	Net Unrealized Depreciation
PFW Water Fund	$710,625	$(1,622,501)	$(911,876)
Montecito Fund	626,083	(897,911)	(271,828)

5.

DISTRIBUTION PLANS

          As noted in the Funds’ Prospectus, each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Act.  The PFW Water Fund plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Class A, Class Y and Class C shares to persons or institutions for performing certain servicing functions for Fund shareholders.  With respect to Class C shares, the distribution plan allows the use of Fund assets allocable to those shares to be used to pay additional Rule 12b-1 fees of up to 0.75% of said assets to cover fees paid to broker-dealers for sales and promotional services.  The Montecito Fund distribution plan provides that the Fund may pay a servicing or Rule 12b-1

fee of up to 0.25% of the average net assets for the Fund.   For the year ended March 31, 2008, distribution fees of $15,889, $8,662 and $40,951 were paid for the PFW Water Fund Class A, Class Y and Class C shares, respectively and $32,276 was paid for the Montecito Fund shares.

NOTES TO FINANCIAL STATEMENTS (Continued)                  March 31,2008

6.

CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the Act. As of March 31, 2008, Charles Schwab & Co., Inc. held approximately 33% of the voting securities of PFW Water Fund Class Y shares for the benefit of others.

7.

TAX INFORMATION

The tax character of distributions paid to the Montecito Fund shareholders during the years ended March 31, 2008 and 2007 were as follows:

	Year Ended March 31,
	2008	2007
Distributions to Shareholders From:
Ordinary Income	$ 595,645	$382,223
Long-Term Capital Gains	425,632	42,826
Return of Capital	83,072	―
	$1,104,349	$425,049

The PFW Water Fund had no distributions paid to shareholders during the same time periods.

As of March 31, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Gains	Capital Loss Carryforward	Post October Losses	Unrealized Appreciation
PFW Water Fund	$ 27,142	$ ―	$(10,592,939)	$ ―	$(911,876)
Montecito Fund	―	―	―	(171,499)	(271,828)

As of March 31, 2008, the PFW Water Fund had, for Federal income tax purposes, capital losses of $10,592,939, which may be carried over to offset future capital gains.  The capital loss carryforwards expire on March 31 of the years indicated below:

	2010	2011	2012	2013
PFW Water Fund	$2,449,941	$1,784,760	$3,197,676	$3,160,562

8.           SUBSEQUENT EVENT

Effective April 30, 2008, PFW Water Fund suspended sales of Class Y shares.  In addition, the outstanding shares of Class Y were exchanged for Class A shares at Net Asset Value (“NAV”), without the deduction of any sales charge.  Those shareholders who had their Class Y shares exchanged for Class A shares will be eligible to purchase additional Class A share at NAV, without the deductions of any sales charge.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Directors

Santa Barbara Group of Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Santa Barbara Group of Mutual Funds, Inc. (the “Funds”), comprising The PFW Water Fund and The Montecito Fund as of March 31, 2008, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the Funds’ custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the Funds constituting The Santa Barbara Group of Mutual Funds, Inc., as of March 31, 2008, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

Westlake, Ohio

May 7, 2008

THE DIRECTORS AND OFFICERS (Unaudited)

The following table provides information about each Director who is an “interested” person of the Santa Barbara Group of Mutual Funds, Inc., as defined by the Investment Company Act of 1940 , as amended ..  Unless otherwise noted, the address of each Director is 107 South Fair Oaks Avenue, Suite 315, Pasadena, CA 91105.  The term of office for Directors is for the duration of the Company or until removal, resignation or retirement; officers are elected annually.

Name, Address and Age	Title	Principal Occupation(s) During Past 5 Years And Current Directorships
Steven W. Arnold[1] Age: 52	Director and Co-Chairman of the Board since 1996, Treasurer and Co-President of the Funds since 1996

Co-President of SBG Capital Management Group, Inc.; Principal of Capital Research Brokerage Services and Arroyo Investment Group LLC; and co-owner of Capital Research and Consulting LLC and RBA Client Services, LLC.

John P. Odell[1] Age: 42	Director and Co-Chairman of the Board since 1998, Co-President and Secretary of the Funds since 2002

Co-President of SBG Capital Management Group, Inc.; Principal of Capital Research Brokerage Services and Arroyo Investment Group LLC; and co-owner of Capital Research and Consulting LLC and RBA Client Services, LLC.

1 Steven W. Arnold and John P. Odell are deemed to be “interested persons” of the Company, as defined by the 1940 Act.  Steven W. Arnold and John P. Odell are both officers of the Company’s investment advisor.

THE DIRECTORS AND OFFICERS (Unaudited) (Continued)

The following table provides information about each Director who is not an “interested” person of the Santa Barbara Group of Mutual Funds, Inc., as defined by the Investment Company Act of 1940 , as amended ..  As of March 31, 200 8 , each Director was responsible for the oversight of the PFW Water Fund  and Montecito Fund.  Unless otherwise noted, the address of each Director is 107 South Fair Oaks Avenue, Suite 315, Pasadena, CA 91105.

Name, Address and Age	Title	Principal Occupation(s) During Past 5 Years And Current Directorships
Harvey A. Marsh Age: 69	Director since 1998	Certified Public Accountant; self-employed Financial Consultant ( 2001-present).
Wayne F. Turkheimer Age: 56	Director since 1998	Attorney in solo practice since 1986 specializing in general business, probate and estate law.
Glory I. Burns Age: 56	Director since 1998	Senior Vice President/Portfolio Manager of First Western Trust Bank, Northern Colorado since July 2007; Professor at Colorado State University since 1991.

The following table provides information about each officer who is not a Director of the Santa Barbara Group of Mutual Funds, Inc.

Name, Address and Age	Title	Principal Officer who is not a Director, Occupation(s) During Past 5 Years
Michael J. Wagner o/c Fund Compliance Services, LLC 450 Wireless Blvd. Hauppauge, NY 11788 Age: 57	Chief Compliance Officer since August 2006

President of Fund Compliance Services, LLC (2006 – present); Senior Vice President of Fund Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present);

President of Gemini Fund Services, LLC (2003 – 2006); Chief Operations Officer of Gemini Fund Services, LLC (2003 – 2006); Senior Vice President, Fund Accounting, of Orbitex Fund Services (2001-2002); Director, Constellation Trust Company (2005- present).

The Company’s Statement of Additional Information includes additional information about the Directors of the Company and is available, without charge, upon request by calling (800) 723-8637.

FUND EXPENSES (Unaudited)                                     March 31, 2008

As a shareholder of one of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses:  The first section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges on redemptions.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/1/07)	Ending Account Value (3/31/08)	Expense Ratio (Annualized)	Expenses Paid During the Period* (10/1/07-3/31/08)
PFW Water Fund
Actual:
Class A	$1,000.00	$948.46	1.50%	$7.33
Class Y	1,000.00	948.65	1.50%	7.33
Class C	1,000.00	944.94	2.25%	10.97
Hypothetical (5% return before expenses):
Class A	$1,000.00	$1,017.50	1.50%	$7.57
Class Y	1,000.00	1,017.50	1.50%	7.57
Class C	1,000.00	1,013.75	2.25%	11.33

FUND EXPENSES (Unaudited) (Continued)                 March  31, 2008

	Beginning Account Value (10/1/07)	Ending Account Value (3/31/08)	Expense Ratio (Annualized)	Expenses Paid During the Period* (10/1/07-3/31/08)
Montecito Fund
Actual	$1,000.00	$ 944.22	1.19%	$5.80
Hypothetical (5% return before expenses)	1,000.00	1,019.05	1.19%	6.01

   *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-723-8637 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Form N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-800-723-8637.

INVESTMENT ADVISOR

SBG Capital Management, Inc.

107 South Fair Oaks Boulevard, Suite 315

Pasadena, CA 91105

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

CUSTODIAN

The Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

PRINCIPAL UNDERWRITER
Capital Research Brokerage Services, LLC

107 South Fair Oaks Boulevard, Suite 315

Pasadena, CA 91105

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

For more complete information about The PFW Water Fund and The Montecito Fund, including charges and expenses, please call (626) 844-1440 or (800) 723-8637 or write to Capital Research Brokerage Services, LLC and request a free prospectus. Read the prospectus carefully before you invest or send money. For more information about the Funds’ Board of Directors, please call or write to request the Funds’ Statement of Additional Information.

SANTA BARBARA GROUP OF MUTUAL FUNDS THE PFW WATER FUND THE MONTECITO FUND ANNUAL REPORT MARCH 31, 2008

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors determined that the registrant does not have an audit committee financial expert.  It was the consensus of the board that, although no one individual Audit Committee member meets the technical definition of an audit committee financial expert, the Committee has sufficient expertise collectively among its members to effectively discharge its duties and that the Committee will engage additional expertise if needed.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2008

$ 21,350

FY 2007

$ 20,615

(b)

Audit-Related Fees

FY 2008

$        0

FY 2007

$        0

Nature of the fees:

(c)

Tax Fees

FY 2008

$ 4,400

FY 2007

$ 2,200

Nature of the fees:

Preparation of federal and state tax returns and review of annual dividend calculations.

(d)

All Other Fees

Registrant

Adviser

FY 2008

$ 0

$ 0

FY 2007

$ 0

$ 0

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

Beginning with non-audit service contracts entered into on or after May 28, 2003, the registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)

Percentages of 2008 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

0%

Tax Fees:

0%

0%

All Other Fees:

0%

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2008

$ 4,400

$ None

FY 2007

$ 2,200

$ None

(h)

Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2008.

Item 5. Audit Committee of Listed Registrants.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR,  the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 12(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 12(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Santa Barbara Group of Mutual Funds, Inc.

By (Signature and Title)

*/s/ John P. Odell, Co-Chairman, Co-President & Secretary

Date

6/9/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ John P. Odell, Co-Chairman, Co-President & Secretary

Date

6/9/08

By (Signature and Title)

*/s/ Steven W. Arnold, Co-Chairman, Co-President & Treasurer

Date

6/9/08